COMPOSITE COPY


                             FIRST BANK SYSTEM, INC.
                             EXECUTIVE DEFERRAL PLAN
                                (1992 STATEMENT)


                         First Effective January 1, 1992


                                       AND

                                  As Amended By

                  The FIRST AMENDMENT Adopted October 20, 1993
                          But Effective January 1, 1994

                  The SECOND AMENDMENT Adopted October 20, 1993
                          But Effective January 1, 1992

                    The THIRD AMENDMENT Adopted July 17, 1996
                           But Effective July 17, 1996



NOTE: Material added or modified by the First, Second and Third Amendments is shown in italics. Appendix A was added by the Third Amendment effective July 17, 1996 but is not shown in italics. Modified section numbers are not generally shown in italics.




                             FIRST BANK SYSTEM, INC.
                             EXECUTIVE DEFERRAL PLAN
                                (1992 STATEMENT)

                                TABLE OF CONTENTS


                                                                            PAGE

SECTION 1.    INTRODUCTION .................................................  1

              1.1.   Statement of Plan
              1.2.   Definitions
                     1.2.1.         Account
                     1.2.2.         Affiliate
                     1.2.3.         Annual Valuation Date
                     1.2.4.         Beneficiary
                     1.2.5.         Change in Control
                     1.2.6.         Earliest Retirement Age
                     1.2.7.         Effective Date
                     1.2.8.         Employer
                     1.2.9.         Event of Maturity
                     1.2.10.        FBS
                     1.2.11.        Normal Retirement Age
                     1.2.12.        Participant
                     1.2.13.        Plan
                     1.2.14.        Plan Statement
                     1.2.15.        Plan Year
                     1.2.16.        Principal Sponsor
                     1.2.17.        Termination of Employment
                     1.2.18.        Valuation Date
                     1.2.19.        Service
              1.3.   Rules of Interpretation

SECTION 2.    PARTICIPATION ................................................  3

              2.1.   Participation
              2.2.   Enrollment
              2.3.   Specific Exclusion

SECTION 3.    ADJUSTMENT OF ACCOUNTS .......................................  4

              3.1.   Establishment of Accounts
              3.2.   Adjustments of Accounts
                     3.2.1.         Intermediate Distributions Subtraction
                     3.2.2.         Investment Addition
                     3.2.3.         Deferral Addition
                     3.2.4.         Final Distributions Subtraction

SECTION 4.    VESTING OF ACCOUNT ...........................................  5

SECTION 5.    MATURITY .....................................................  5

              5.1.   Events of Maturity
              5.2.   Effect of Maturity upon Further Participation in Plan

SECTION 6.    DISTRIBUTION .................................................  6

              6.1.   Form of Distribution
                     6.1.1.         Form of Distribution
                     6.1.2.         Time of Payment
                     6.1.3.         Installment Amounts
                     6.1.4.         Default
              6.2.   Previously Scheduled Distribution
                     6.2.1.         Enrolling for the Distribution
                     6.2.2.         Scheduled Distribution
              6.3.   Hardship Distributions
                     6.3.1.         When Available
                     6.3.2.         Purposes
                     6.3.3.         Limitations
                     6.3.4.         Forfeiture
              6.4.   Change in Control Distributions
                     6.4.1.         When Available
                     6.4.2.         Limitations
                     6.4.3.         Forfeiture
              6.5.   Acceleration of Annual Installments
                     6.5.1.         When Available
                     6.5.2.         Forfeiture
              6.6.   Designation of Beneficiaries
                     6.6.1.         Right to Designate
                     6.6.2.         Failure of Designation
                     6.6.3.         Disclaimers by Beneficiaries
                     6.6.4.         Definitions
                     6.6.5.         Special Rules
                     6.6.6.         No Spousal Rights
              6.7.   Death Prior to Full Distribution
              6.8.   Facility of Payment

SECTION 7.    FUNDING OF PLAN .............................................. 11

              7.1.   Unfunded Agreement
              7.2.   Spendthrift Provision

SECTION 8.    AMENDMENT AND TERMINATION .................................... 12

SECTION 9.    DETERMINATIONS-- RULES AND REGULATIONS ....................... 12

              9.1.   Determinations
              9.2.   Rules and Regulations
              9.3.   Method of Executing Instruments
              9.4.   Claims Procedure
                     9.4.1.         Original Claim
                     9.4.2.         Claims Review Procedure
                     9.4.3.         General Rules
              9.5.   Information Furnished by Participants

SECTION 10.   PLAN ADMINISTRATION .......................................... 14

              10.1.  Employer
                     10.1.1.        Officers
                     10.1.2.        Chief Executive Officer
                     10.1.3.        Board of Directors
              10.2.  Conflict of Interest
              10.3.  Administrator
              10.4.  Service of Process

SECTION 11.   DISCLAIMERS .................................................. 15

              11.1.  Term of Employment
              11.2.  Source of Payment
              11.3.  Delegation

APPENDIX A -- CHANGE IN CONTROL DEFINITIONS ................................A-1



                             FIRST BANK SYSTEM, INC.
                             EXECUTIVE DEFERRAL PLAN
                                (1992 STATEMENT)


                                    SECTION 1

                                  INTRODUCTION

1.1. STATEMENT OF PLAN. Effective January 1, 1992, FIRST BANK SYSTEM, INC., a Delaware corporation (hereinafter sometimes referred to as "Principal Sponsor") hereby creates a nonqualified, unfunded, elective deferral plan for the purpose of allowing a select group of management and highly compensated employees of the Principal Sponsor and other Employers to defer the receipt of incentive compensation which would otherwise be paid to those employees.

1.2. DEFINITIONS. When the following terms are used herein with initial capital letters, they shall have the following meanings:

           1.2.1. ACCOUNT -- the separate bookkeeping account representing the unfunded and unsecured general obligation of Principal Sponsor established with respect to each Participant to which is credited the dollar amounts specified in
Section 3 and from which are subtracted payments and forfeitures made pursuant to Section 6. To the extent necessary to accommodate and effect the distribution elections made by Participants pursuant to Section 2, separate bookkeeping sub-accounts shall be established with respect to each of the several annual deferral elections made by Participants.

           1.2.2. AFFILIATE -- a business entity which is affiliated in ownership with the Principal Sponsor or an Employer and is recognized as an Affiliate by the Principal Sponsor for the purposes of this Plan.

           1.2.3. ANNUAL VALUATION DATE -- each December 31.

           1.2.4. BENEFICIARY -- a person designated by a Participant (or automatically by operation of this Plan Statement) to receive all or a part of the Participant's Account in the event of the Participant's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Participant.


                                         THIRD AMENDMENT-EFFECTIVE JULY 17, 1996

           1.2.5. CHANGE IN CONTROL -- THE DEFINITION OF CHANGE IN CONTROL, AS WELL AS CERTAIN OTHER DEFINITIONS RELATING TO CHANGE IN CONTROL USED HEREIN, APPEAR IN APPENDIX A TO THIS PLAN STATEMENT.

           1.2.6. EARLIEST RETIREMENT AGE -- the earlier of:

                      (i) the earliest date that a Participant who is at least age fifty-five (55) years has a sum of his or her age (in whole years) and Service (also in whole years) that equals at least sixty-five (65), or

                      (ii)       the date a Participant attains Normal
                                 Retirement Age.

           1.2.7. EFFECTIVE DATE -- January 1, 1992.

           1.2.8. EMPLOYER -- the Principal Sponsor and any business entity affiliated with the Principal Sponsor that employs persons who are designated for participation in this Plan.

           1.2.9. EVENT OF MATURITY-- any of the occurrences described in
Section 5 by reason of which a Participant or Beneficiary may become entitled to a distribution from the Plan.


                                         THIRD AMENDMENT-EFFECTIVE JULY 17, 1996

           1.2.10. FBS -- FIRST BANK SYSTEM, INC., A DELAWARE CORPORATION, OR ANY SUCCESSOR THERETO.

           1.2.11. NORMAL RETIREMENT AGE-- the last day of the calendar month in which a Participant attains age sixty-five (65) years.

           1.2.12. PARTICIPANT -- an employee of the Employer who is designated as eligible to participate in this Plan by the Organization Committee of the Board of Directors and elects to participate in accordance with the terms of this Plan and becomes a Participant in the Plan in accordance with the provisions of Section 2. An employee shall not be eligible to become a Participant unless the employee is a member of a select group of management or highly compensated employees. No employee is presumed or automatically eligible to participate in this Plan. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed by an Employer or an Affiliate and upon which the Participant no longer has any Account under the Plan (that is, the Participant has received a distribution of all of the Participant's Account).

           1.2.13. PLAN -- the nonqualified, income deferral program maintained by the Principal Sponsor established for the benefit of Participants eligible to participate therein, as set forth in this Plan Statement. (As used herein, "Plan" does not refer to the documents pursuant to which the Plan is maintained. Those documents are referred to herein as the "Plan Statement"). The Plan shall be referred to as the "FIRST BANK SYSTEM, INC. EXECUTIVE DEFERRAL PLAN."

           1.2.14. PLAN STATEMENT -- this document entitled "FIRST BANK SYSTEM, INC. EXECUTIVE DEFERRAL PLAN (1992 Statement)" as adopted by the Organization Committee of the Board of Directors of FIRST BANK SYSTEM, INC. effective as of January 1, 1992, as the same may be amended from time to time thereafter.

           1.2.15. PLAN YEAR -- the twelve (12) consecutive month period ending on any Annual Valuation Date.

           1.2.16. PRINCIPAL SPONSOR -- FIRST BANK SYSTEM, INC., a Delaware corporation.

           1.2.17. TERMINATION OF EMPLOYMENT -- a complete severance of an employee's employment relationship with the Employer and all Affiliates, if any, for any reason other than the employee's death. A transfer from employment with the Employer to employment with an Affiliate of the Employer shall not constitute a Termination of Employment. If an Employer who is an Affiliate ceases to be an Affiliate because of a sale of substantially all the stock or assets of the Employer, then Participants who are employed by that Employer and who cease to be employed by the Principal Sponsor or an Employer on account of the sale of substantially all the stock or assets of the Employer shall be deemed to have thereby had a Termination of Employment for the purpose of commencing distributions from this Plan.

           1.2.18. VALUATION DATE -- the last day of each calendar month of the Plan Year.

           1.2.19. SERVICE -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of years of "Vesting Service" determined under the rules of the "First Bank System Personal Retirement Account" (or any similar successor plan) as those rules may exist at the time the Participant's Service is being determined.

1.3. RULES OF INTERPRETATION. An individual shall be considered to have attained a given age on such individual's birthday for that age (and not on the day before). Individuals born on February 29 in a leap year shall be considered to have their birthdays on February 28 in each year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this section. In the absence of a conviction of felonious and intentional killing, the Principal Sponsor shall determine whether the killing was felonious and intentional for the purposes of this section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to this entire Plan Statement and not to any particular paragraph or section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. This Plan Statement shall be construed and this Plan shall be administered to create an unfunded plan providing deferred compensation to a select group of management or highly compensated employees so that it is exempt from the requirements of Parts 2, 3 and 4 of Title I of ERISA and qualifies for a form of simplified, alternative compliance with the reporting and disclosure requirements of Part 1 of Title I of ERISA. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. This document has been executed and delivered in the State of MINNESOTA and has been drawn in conformity to the laws of that State and shall be construed and enforced in accordance with the laws of the State of MINNESOTA.


                                    SECTION 2

                                  PARTICIPATION

2.1. PARTICIPATION. Each employee of the Employer designated by the Organization Committee of the Board of Directors as eligible to enroll in this Plan shall be a participant in the Plan as of the first day of the Plan Year with respect to which the employee first enrolls as Participant. Employees shall be designated as eligible to enroll on a Plan Year by Plan Year basis. Eligibility to enroll one Plan Year does not entitle the employee to enroll the next Plan Year.

2.2. ENROLLMENT. Prior to the first day of any Plan Year, an employee who has been designated as eligible to enroll may make an enrollment for that Plan Year. A separate enrollment shall be made for each Plan Year. Each such enrollment:

           (a) Shall be irrevocable for the remainder of the Plan Year with respect to which it is made once it has been accepted by the Principal Sponsor.


                                       FIRST AMENDMENT-EFFECTIVE JANUARY 1, 1994

           (b) SHALL DESIGNATE THE AMOUNT OR PORTION OF THE PARTICIPANT'S INCENTIVE COMPENSATION OR BASE COMPENSATION OR BOTH WHICH IS EARNED DURING THAT PLAN YEAR (WITHOUT REGARD TO WHETHER IT WOULD BE PAID DURING THAT OR A SUBSEQUENT PLAN YEAR) WHICH SHALL NOT BE PAID TO THE PARTICIPANT BUT INSTEAD SHALL BE ACCUMULATED IN THIS PLAN UNDER SECTION 3 AND DISTRIBUTED FROM THIS PLAN UNDER SECTION 6. THE AMOUNT OR PORTION MAY BE DESIGNED AS A DOLLAR AMOUNT OR A PERCENTAGE. THE AMOUNT OR PORTION OF THE BASE COMPENSATION THAT CAN BE DESIGNATED SHALL NOT EXCEED FIFTY PERCENT (50%) OF THE PARTICIPANT'S BASE COMPENSATION.

           (c) Shall specify the form in which distribution of the portion of the Account attributable to that enrollment shall be made under Section 6 upon the occurrence of an Event of Maturity (and if such designation is not clearly made to the contrary shall be deemed to have been an election of a single lump sum distribution).

           (d) Shall specify whether and what amount of the Account attributable to that enrollment shall be distributed before an Event of Maturity in accordance with Section 6.2.

           (e) Shall be made upon forms furnished by the Principal Sponsor, shall be made at such time as the Principal Sponsor shall determine, shall be made before the beginning of the Plan Year with respect to which it is made and shall conform to such other procedural and substantive rules as the Principal Sponsor shall make.

2.3. SPECIFIC EXCLUSION. Notwithstanding anything apparently to the contrary in this Plan Statement or in any written communication, summary, resolution or document or oral communication, no individual shall be a Participant in this Plan, develop benefits under this Plan or be entitled to receive benefits under this Plan (either for himself or herself or his or her survivors) unless such individual is a member of a select group of management or highly compensated employees (as that expression is used in ERISA). If a court of competent jurisdiction, any representative of the U.S. Department of Labor or any other governmental, regulatory or similar body makes any direct or indirect, formal or informal, determination that an individual is not a member of a select group of management or highly compensated employees (as that expression is used in ERISA), such individual shall not be (and shall not have ever been) a Participant in this Plan at any time. If any person not so defined has been erroneously treated as a Participant in this Plan, upon discovery of such error such person's erroneous participation shall immediately terminate ab initio and the Employer shall distribute the individual's Account immediately.


                                    SECTION 3

                             ADJUSTMENT OF ACCOUNTS

3.1. ESTABLISHMENT OF ACCOUNTS. There shall be established for each Participant an unfunded, bookkeeping Account which shall be adjusted each Valuation Date.

3.2. ADJUSTMENTS OF ACCOUNTS. As of each Valuation Date (the "current Valuation Date"), the value of each Account determined as of the immediately preceding Valuation Date (the "initial Account value") shall be increased (or decreased) by the following adjustments made in the following sequence:

           3.2.1. INTERMEDIATE DISTRIBUTIONS SUBTRACTION. The initial Account value shall be reduced by the total amount distributed in fact to (or with respect to) the Participant (or forfeited in connection with a distribution) from such Account as of a date subsequent to the immediately preceding Valuation Date but prior to the current Valuation Date.

           3.2.2. INVESTMENT ADDITION. The initial Account value (as adjusted above) shall be increased by interest.

           (a) The rate shall be determined from time to time by the Principal Sponsor. Except as provided in Section 8, the rate may be changed by the Principal Sponsor by amendment of the Plan Statement without notice to or the consent of any Participant, former Participant or any Beneficiary.

           (b) Beginning January 1, 1992, the rate for each month shall be determined annually for each Plan Year and shall be equal to the monthly equivalent of one hundred percent (100%) of the 10-year Treasury Note 120 month rolling average (as established on the September 30 of the preceding Plan Year).

           (c) This rate shall be uniform for all Participants for the same Valuation Date but may change from Valuation Date to Valuation Date.

           3.2.3. DEFERRAL ADDITION. The initial Account value (as adjusted above) shall be increased by the total amount of incentive compensation, if any, which would have been paid to the Participant as of a date subsequent to the immediately preceding Valuation Date but prior to or coincident with the current Valuation Date but for the enrollment agreement signed by the Participant pursuant to Section 2.

           3.2.4. FINAL DISTRIBUTIONS SUBTRACTION. The initial Account value (as adjusted above) shall be reduced by the total amount distributed in fact to (or with respect to) the Participant (or forfeited in connection with a distribution) from such Account as of the current Valuation Date.


                                    SECTION 4

                               VESTING OF ACCOUNT

Except as provided in Section 6.2 and Section 6.4 (relating to the forfeiture for hardship or Change in Control distributions) and Section 8 (relating to the ability to amend the Plan Statement and terminate the Plan), the Account of each Participant shall be fully (100%) vested and nonforfeitable at all times.


                                    SECTION 5

                                    MATURITY

5.1. EVENTS OF MATURITY. A Participant's Account shall mature and shall become distributable in accordance with Section 6 upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

           (a)        his or her death, or

           (b)        his or her Termination of Employment from the Employer, or

           (c)        termination of the Plan;

provided, however, that a termination of the opportunity to make an enrollment by action of the Organization Committee of the Board of Directors pursuant to
Section 2 or a transfer of employment to an Affiliate that is not an Employer shall not constitute an Event of Maturity.

5.2. EFFECT OF MATURITY UPON FURTHER PARTICIPATION IN PLAN. On the occurrence of an Event of Maturity, a Participant shall cease to have any interest in the Plan other than the right to receive payment of his or her Account as provided in
Section 6 hereof, adjusted from time to time as provided in Section 3.


                                    SECTION 6

                                  DISTRIBUTION

6.1. FORM OF DISTRIBUTION. Upon the occurrence of an Event of Maturity effective as to a Participant, the Principal Sponsor shall commence payment of such Participant's Account (reduced by the amount of any applicable payroll, withholding and other taxes) in the form designated by the Participant in his or her enrollment. A Participant shall not be required to make application to receive payment. Distribution shall not be made to any Beneficiary, however, until such Beneficiary shall have filed a written application for benefits in a form acceptable to the Principal Sponsor and such application shall have been approved by the Principal Sponsor.


                                      SECOND AMENDMENT-EFFECTIVE JANUARY 1, 1992

           6.1.1. FORM OF DISTRIBUTION. DISTRIBUTION SHALL BE MADE IN WHICHEVER OF THE FOLLOWING FORMS AS THE PARTICIPANT SHALL HAVE DESIGNATED IN WRITING AT THE TIME OF HIS OR HER ENROLLMENT (TO THE EXTENT THAT SUCH ELECTION IS CONSISTENT WITH THE RULES OF THIS PLAN STATEMENT):

           (a) TERM CERTAIN INSTALLMENTS TO PARTICIPANT. IF THE DISTRIBUTEE IS A PARTICIPANT, THE ACCOUNT AT THE TERMINATION OF EMPLOYMENT IS AT LEAST TWENTY THOUSAND DOLLARS ($20,000) AND THE PARTICIPANT HAD ATTAINED EARLIEST RETIREMENT AGE AT THE TERMINATION OF EMPLOYMENT, IN A SERIES OF ANNUAL INSTALLMENTS PAYABLE OVER FIFTEEN
                      (15) YEARS. (FOR THE PURPOSE OF APPLYING THIS DOLLAR LIMITATION, ALL PORTIONS OF THE ACCOUNT DISTRIBUTABLE IN FIFTEEN ANNUAL INSTALLMENTS SHALL BE CONSIDERED TOGETHER NOTWITHSTANDING THAT SUCH AMOUNTS MAY HAVE BEEN ATTRIBUTABLE TO ENROLLMENTS RELATING TO MORE THAN ONE PLAN YEAR.)

           (b) CONTINUED TERM CERTAIN INSTALLMENTS TO BENEFICIARY. IF THE DISTRIBUTEE IS A BENEFICIARY OF A DECEASED PARTICIPANT AND DISTRIBUTION HAD COMMENCED TO THE DECEASED PARTICIPANT BEFORE HIS OR HER DEATH OVER A FIFTEEN (15) YEAR PERIOD AS SPECIFIED IN PARAGRAPH (a) ABOVE, IN A SERIES OF ANNUAL INSTALLMENTS PAYABLE OVER THE REMAINDER OF THE FIFTEEN
                      (15) YEAR PERIOD.

           (c) LUMP SUM. IF THE DISTRIBUTEE IS A PARTICIPANT, IN A SINGLE LUMP SUM. IF THE DISTRIBUTEE IS A BENEFICIARY OF A DECEASED PARTICIPANT AND DISTRIBUTION HAD NOT COMMENCED TO THE DECEASED PARTICIPANT BEFORE HIS OR HER DEATH, IN A SINGLE LUMP SUM PAYMENT.

           6.1.2. TIME OF PAYMENT. Payment shall be made or commenced to a Participant in accordance with the following rules:

           (a) RETIREMENT. If the Participant's Termination of Employment is on a date on or after the Participant's Earliest Retirement Age, payment shall be made or commenced as of the Annual Valuation Date coincident with or immediately following the Participant's Termination of Employment and shall be made or commenced as soon as practicable after such Annual Valuation Date.

           (b) DEATH. If the payment is made or commenced on account of the Participant's death, payment shall be made or commenced as of the Annual Valuation Date coincident with or immediately following the Participant's Termination of Employment and shall be made or commenced as soon as practicable after such Annual Valuation Date.

           (c) OTHER. In all other cases, payment to the Participant shall be made as of the second Valuation Date subsequent to the Participant's Termination of Employment and shall be made as soon as practicable after such second Valuation Date.


                                      SECOND AMENDMENT-EFFECTIVE JANUARY 1, 1992

           (d) CODE SS.162(m) DELAY. IF THE PRINCIPAL SPONSOR DETERMINES THAT DELAYING THE TIME OF THE INITIAL PAYMENTS ARE MADE OR COMMENCED WOULD INCREASE THE PROBABILITY THAT SUCH PAYMENTS WOULD BE FULLY DEDUCTIBLE FOR FEDERAL OR STATE INCOME TAX PURPOSES, THE PRINCIPAL SPONSOR MAY UNILATERALLY DELAY THE TIME OF THE MAKING OR COMMENCEMENT OF PAYMENTS FOR UP TO TWENTY-FOUR (24) MONTHS AFTER THE DATE SUCH PAYMENTS WOULD OTHERWISE BE PAYABLE.

           6.1.3. INSTALLMENT AMOUNTS. The amount of the annual installments shall be determined by dividing the amount of the Account as of the Annual Valuation Date as of which the installment is being paid by the number of remaining installment payments to be made (including the payment being determined).

           6.1.4. DEFAULT. If for any reason a Participant shall have failed to make a timely written designation of form for distribution (including reasons entirely beyond the control of the Participant), the distribution shall be made in a single lump sum. No spouse, former spouse, Beneficiary or other person shall have any right to participate in the Participant's selection of a form of benefit.

6.2. PREVIOUSLY SCHEDULED DISTRIBUTION.

           6.2.1. ENROLLING FOR THE DISTRIBUTION. At the time of enrollment for each Plan Year, each enrolling Participant shall have the opportunity to elect to cause the Plan to make a scheduled distribution to the Participant from the Account of a fixed dollar amount or percentage of Account (not less than $2,000) as of an Annual Valuation Date designated by the Participant in the enrollment which distribution shall be made as soon as practicable after such Annual Valuation Date. The failure to make such a scheduled distribution election one Plan Year shall not preclude an election in a subsequent Plan Year. Making a scheduled distribution election for one Plan Year shall not require any such election in a subsequent Plan Year. The scheduled distribution election that is made with each Plan Year's enrollment shall relate only to the portion of the Account that is attributable to that Plan Year's deferrals.

           6.2.2. SCHEDULED DISTRIBUTION. As of the Annual Valuation Date designated by the Participant in his or her enrollment, there shall be distributed from the Account to the Participant such amount as the Participant shall have elected to receive from the Account when the Participant enrolled. Notwithstanding the dollar amount designated by the Participant in his or her enrollment, if a scheduled distribution is required as of an Annual Valuation Date and the value of the portion of the Account that is attributable to the Plan Year's deferrals on such Annual Valuation Date is less than Five Thousand Dollars ($5,000) the entire Account attributable to that Plan Year's deferrals shall be distributed. In no event shall such scheduled distributions occur after the death of the Participant or after any other Event of Maturity with respect to the Participant. In no event shall such scheduled distributions made pursuant to an enrollment for a Plan Year exceed the Account attributable to that Plan Year.

6.3. HARDSHIP DISTRIBUTIONS.

           6.3.1. WHEN AVAILABLE. A Participant may receive a hardship distribution from his or her Account if the Principal Sponsor determines that such hardship distribution is for a purpose described in Section 6.3.2 and the conditions in Section 6.3.3 and Section 6.3.4 have been fulfilled. To receive such a distribution, the Participant must file a written hardship distribution application with the Principal Sponsor and furnish such documentation as the Principal Sponsor may require. In the application, the Participant shall specify the basis for the distribution and the dollar amount to be distributed. If such hardship distribution is approved by the Principal Sponsor, distribution shall be made as of the Valuation Date coincident with or next following the approval of a completed application by the Principal Sponsor and such hardship distribution shall be made in a lump sum cash payment as soon as administratively feasible after such Valuation Date. The amount of each hardship distribution shall be taken from the portion of the Account attributable to the earliest enrollment (including related earnings) first.

           6.3.2. PURPOSES. Hardship distributions shall be allowed under
Section 6.3.1 only if the Participant establishes that the hardship distribution is to be made on account of an immediate and heavy financial need of the Participant for which the Participant does not have other available resources.

           6.3.3. LIMITATIONS. The amount of the hardship distribution shall not exceed the amount of the Participant's proven immediate and heavy financial need. A hardship distribution shall not be made after the death of the Participant or after the occurrence of any other Event of Maturity. The amount of approved hardship distribution (and the forfeiture described below) shall not exceed the value of the Account.

           6.3.4. FORFEITURE. Upon the approval of a hardship distribution, there shall be irrevocably forfeited from the Account of the Participant an amount equal to ten percent (10%) of the amount approved for distribution.

6.4. CHANGE IN CONTROL DISTRIBUTIONS.


                                         THIRD AMENDMENT-EFFECTIVE JULY 17, 1996

           6.4.1. WHEN AVAILABLE. A PARTICIPANT OR BENEFICIARY MAY RECEIVE A DISTRIBUTION OF HIS OR HER ENTIRE ACCOUNT (AFTER REDUCTION FOR THE FORFEITURE DESCRIBED IN SECTION 6.4.3) IF A FULL CHANGE IN CONTROL OR A QUALIFYING TERMINATION HAS OCCURRED AND THE CONDITION IN SECTION 6.4.2 HAS BEEN FULFILLED (A "CHANGE IN CONTROL DISTRIBUTION"). TO RECEIVE SUCH A DISTRIBUTION, THE PARTICIPANT OR BENEFICIARY MUST FILE A WRITTEN DISTRIBUTION APPLICATION WITH THE PRINCIPAL SPONSOR. THE PRINCIPAL SPONSOR SHALL APPROVE THE CHANGE IN CONTROL DISTRIBUTION IF SUCH APPLICATION HAS BEEN FILED AND A FULL CHANGE IN CONTROL OR A QUALIFYING TERMINATION HAS OCCURRED. DISTRIBUTION OF THE ENTIRE ACCOUNT (AFTER REDUCTION FOR THE FORFEITURE DESCRIBED IN SECTION 6.4.3) SHALL BE MADE AS OF THE VALUATION DATE COINCIDENT WITH OR NEXT FOLLOWING THE APPROVAL OF A COMPLETED APPLICATION BY THE PRINCIPAL SPONSOR. SUCH DISTRIBUTION SHALL BE MADE IN A LUMP SUM CASH PAYMENT AS SOON AS ADMINISTRATIVELY FEASIBLE AFTER SUCH VALUATION DATE.

           6.4.2. LIMITATIONS. THE AMOUNT OF APPROVED CHANGE IN CONTROL DISTRIBUTION (AND THE FORFEITURE DESCRIBED BELOW) SHALL NOT EXCEED THE VALUE OF THE ACCOUNT.

           6.4.3. FORFEITURE. UPON THE APPROVAL OF A CHANGE IN CONTROL DISTRIBUTION, THERE SHALL BE IRREVOCABLY FORFEITED FROM THE ACCOUNT OF THE PARTICIPANT OR BENEFICIARY AN AMOUNT EQUAL TO FIVE PERCENT (5%) OF THE ACCOUNT.

6.5. ACCELERATION OF ANNUAL INSTALLMENTS.

           6.5.1. WHEN AVAILABLE. A Participant or Beneficiary who is receiving annual installments may receive an accelerated payment of his or her entire Account (after reduction for the forfeiture described in Section 6.5.2). To receive such an accelerated payment, the Participant or Beneficiary must file a written payment application with the Principal Sponsor. Payment of the accelerated payment (after reduction for the forfeiture described in Section 6.5.2) shall be made as of the Annual Valuation Date coincident with or next following the approval of a completed application by the Principal Sponsor. Such accelerated payment shall be made in a lump sum cash payment as soon as administratively feasible after such Valuation Date. The amount of the accelerated payment shall be equal to the value of the Account as of such Annual Valuation Date (after reduction for the forfeiture described below).

           6.5.2. FORFEITURE. Upon the approval of an accelerated payment, there shall be irrevocably forfeited from the Account of the Participant or Beneficiary an amount equal to ten percent (10%) of the Account.

6.6. DESIGNATION OF BENEFICIARIES.

           6.6.1. RIGHT TO DESIGNATE. Each Participant may designate, upon forms to be furnished by and filed with the Principal Sponsor, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of such Participant's Account in the event of such Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Principal Sponsor during the Participant's lifetime.

           6.6.2. FAILURE OF DESIGNATION. If a Participant:

           (a)        fails to designate a Beneficiary,

           (b) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

           (c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

such Participant's Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

                    Participant's surviving spouse
                    Participant's surviving issue per stirpes and not per capita Participant's surviving parents
                    Participant's surviving brothers and sisters
                    Representative of Participant's estate.

           6.6.3. DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Account may disclaim an interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of the Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to the Principal Sponsor after the date of the Participant's death but not later than one hundred eighty
(180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to the Principal Sponsor. A disclaimer shall be considered to be delivered to the Principal Sponsor only when actually received by the Principal Sponsor. The Principal Sponsor shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 6 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by the Principal Sponsor.

           6.6.4. DEFINITIONS. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

           6.6.5. SPECIAL RULES. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

           (a) If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

           (b) The automatic Beneficiaries specified in Section 6.6.2 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

           (c) If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Principal Sponsor after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

           (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

           (e) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Principal Sponsor shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

           6.6.6. NO SPOUSAL RIGHTS. No spouse or surviving spouse of a Participant and no person designated to be a Beneficiary shall have any rights or interest in the benefits accumulated under this Plan including, but not limited to, the right to be the sole Beneficiary or to consent to the designation of Beneficiaries (or the changing of designated Beneficiaries) by the Participant.

6.7. DEATH PRIOR TO FULL DISTRIBUTION. If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Account which are payable to the Beneficiary (and shall not be paid to the Participant's estate).

6.8. FACILITY OF PAYMENT. In case of the legal disability, including minority, of a Participant or Beneficiary entitled to receive any distribution under the Plan, payment shall be made, if the Principal Sponsor shall be advised of the existence of such condition:

           (a) to the duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary, or

           (b) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant or Beneficiary, provided such person or institution has satisfied the Principal Sponsor that the payment will be used for the best interest and assist in the care of such Participant or Beneficiary, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary.

Any payment made in accordance with the foregoing provisions of this section shall constitute a complete discharge of any liability or obligation of the Principal Sponsor therefor.


                                    SECTION 7

                                 FUNDING OF PLAN

7.1. UNFUNDED AGREEMENT. The obligation of the Employer to make payments under this Plan constitutes only the unsecured (but legally enforceable) promise of the Employer to make such payments. The Participant shall have no lien, prior claim or other security interest in any property of the Employer. The Employer is not required to establish or maintain any fund, trust or account (other than a bookkeeping account or reserve) for the purpose of funding or paying the benefits promised under this Plan. If such a fund is established, the property therein shall remain the sole and exclusive property of the Employer. The Employer will pay the cost of this Plan out of its general assets. All references to accounts, accruals, gains, losses, income, expenses, payments, custodial funds and the like are included merely for the purpose of measuring the Employer's obligation to Participants in this Plan and shall not be construed to impose on the Employer the obligation to create any separate fund for purposes of this Plan.

If the Employer elects to finance all or a portion of its costs in connection with this Plan through the purchase of life insurance or other similar investments, the Participant agrees, as a condition of participation in this Plan, to cooperate with the Employer in the purchase of such investment to any extent reasonably required by the Employer and relinquishes any claim he or she may have either for himself or herself or any beneficiary to the proceeds of any such investment or any other rights or interests in such investment. If a Participant fails or refuses to cooperate, then notwithstanding any other provision of this Plan Statement (including, without limiting the generality of the foregoing, Section 4) the Employer shall distribute the individual's Account immediately and the Participant shall not be eligible to enroll in the Plan again.

7.2. SPENDTHRIFT PROVISION. No Participant or Beneficiary shall have any interest in any Account which can be transferred nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Employer, nor shall the Employer recognize any assignment thereof, either in whole or in part, nor shall any Account be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Employer.

The power to designate Beneficiaries to receive the Account of a Participant in the event of such Participant's death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber such Participant's Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Employer.

This section shall not prevent the Employer from exercising, in its discretion, any of the applicable powers and options granted to it upon the occurrence of an Event of Maturity, as such powers may be conferred upon it by any applicable provision hereof.


                                         THIRD AMENDMENT-EFFECTIVE JULY 17, 1996


                                    SECTION 8

                            AMENDMENT AND TERMINATION

THE PRINCIPAL SPONSOR RESERVES THE POWER TO AMEND THE PLAN STATEMENT OR TERMINATE THE PLAN PRIOR TO A FULL CHANGE IN CONTROL. NO SUCH AMENDMENT OF THE PLAN STATEMENT OR TERMINATION OF THE PLAN, HOWEVER, SHALL REDUCE A PARTICIPANT'S ACCOUNT EARNED AS OF THE DATE OF SUCH AMENDMENT UNLESS THE PARTICIPANT SO AFFECTED CONSENTS IN WRITING TO THE AMENDMENT. AFTER A FULL CHANGE IN CONTROL, THE PLAN CANNOT BE AMENDED OR TERMINATED (AS APPLIED TO PARTICIPANTS WHO ARE PARTICIPANTS ON THE DATE OF THE FULL CHANGE IN CONTROL) UNLESS:

           (a) ALL ACCOUNTS OF ALL PARTICIPANTS AS OF THE DATE OF THE FULL CHANGE IN CONTROL HAVE BEEN PAID, OR

           (b) EIGHTY PERCENT (80%) OF ALL THE PARTICIPANTS AS OF THE DATE OF THE FULL CHANGE IN CONTROL GIVE WRITTEN CONSENT TO SUCH AMENDMENT OR TERMINATION.


                                    SECTION 9

                     DETERMINATIONS -- RULES AND REGULATIONS

9.1. DETERMINATIONS. The Principal Sponsor shall make such determinations as may be required from time to time in the administration of the Plan. The Principal Sponsor shall have the discretionary authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of Participants and Beneficiaries, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

9.2. RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Principal Sponsor.

9.3. METHOD OF EXECUTING INSTRUMENTS. Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor pursuant to any provision of this Plan Statement may be signed in the name of the Principal Sponsor by any officer who has been authorized to make such certification or to give such notices or consents.


                                         THIRD AMENDMENT-EFFECTIVE JULY 17, 1996

9.4. CLAIMS PROCEDURE. THE CLAIMS PROCEDURE SET FORTH IN THIS SECTION 9.4 SHALL BE THE EXCLUSIVE PROCEDURE FOR THE DISPOSITION OF CLAIMS FOR BENEFITS ARISING UNDER THE PLAN UNTIL SUCH TIME AS A FULL CHANGE IN CONTROL OCCURS.

           9.4.1. ORIGINAL CLAIM. Any employee, former employee or beneficiary of such employee or former employee may, if he or she so desires, file with the Principal Sponsor a written claim for benefits under the Plan. Within ninety
(90) days after the filing of such a claim, the Principal Sponsor shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Principal Sponsor shall state in writing:

           (a)        the specific reasons for the denial;

           (b) the specific references to the pertinent provisions of this Plan Statement on which the denial is based;

           (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

           (d) an explanation of the claims review procedure set forth in this section.

           9.4.2. CLAIMS REVIEW PROCEDURE. Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part, the claimant may file with the Principal Sponsor a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Principal Sponsor shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

           9.4.3. GENERAL RULES.

           (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Principal Sponsor may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Principal Sponsor upon request.

           (b) All decisions on claims and on requests for a review of denied claims shall be made by the Principal Sponsor.

           (c) the Principal Sponsor may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

           (d) A claimant may be represented by a lawyer or other representative (at the claimant's own expense), but the Principal Sponsor reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to copies of all notices given to the claimant.

           (e) The decision of the Principal Sponsor on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

           (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or his or her representative shall have a reasonable opportunity to review a copy of this Plan Statement and all other pertinent documents in the possession of the Principal Sponsor.

9.5. INFORMATION FURNISHED BY PARTICIPANTS. The Principal Sponsor shall not be liable or responsible for any error in the computation of the Account of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to the Principal Sponsor, and used by it in determining the Participant's Account. The Principal Sponsor shall not be obligated or required to increase the Account of such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the Account of any Participant which are overstated by reason of any such misstatement shall be reduced to the amount appropriate in view of the truth.


                                   SECTION 10

                               PLAN ADMINISTRATION

10.1. EMPLOYER.

           10.1.1. OFFICERS. Except as hereinafter provided, functions generally assigned to the Principal Sponsor shall be discharged by its officers or delegated and allocated as provided herein.

           10.1.2. CHIEF EXECUTIVE OFFICER. Except as hereinafter provided, the Chief Executive Officer of the Principal Sponsor may delegate or redelegate and allocate and reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such functions assigned to the Employer generally hereunder as the Chief Executive Officer may from time to time deem advisable.

           10.1.3. BOARD OF DIRECTORS. Notwithstanding the foregoing, the Organization Committee of the Board of Directors of the Principal Sponsor shall have the exclusive authority, which may not be delegated, to act for the Principal Sponsor to amend this Plan Statement, to terminate this Plan, and to determine eligibility to participate in the Plan under Section 2.

10.2. CONFLICT OF INTEREST. If any officer or employee of the Employer, or any member of the Organization Committee of the Board of Directors of the Employer to whom authority has been delegated or redelegated hereunder shall also be a Participant in the Plan, such Participant shall have no authority as such officer, employee or member with respect to any matter specially affecting such Participant's individual interest hereunder or the interest of a person superior to him or her in the organization (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other officers, employees or members as the case may be, to the exclusion of such Participant, and such Participant shall act only in such Participant's individual capacity in connection with any such matter.

10.3. ADMINISTRATOR. FIRST BANK SYSTEM, INC. shall be the administrator for purposes of section 3(16)(A) of the Employee Retirement Income Security Act of 1974.

10.4. SERVICE OF PROCESS. In the absence of any designation to the contrary by the Employer, the Secretary of FIRST BANK SYSTEM, INC. is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.


                                   SECTION 11

                                  DISCLAIMERS

11.1. TERM OF EMPLOYMENT. Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee. The Employer shall not be obliged to continue the Plan. The terms of this Plan Statement shall not give any employee the right to be retained in the employment of the Employer.

11.2. SOURCE OF PAYMENT. Neither the Employer nor any of its officers nor any member of its Organization Committee of the Board of Directors in any way secure or guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant or to any Beneficiary or to any creditor of a Participant or a Beneficiary. Each Participant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Employer for such payments or to the Accounts distributed to any Participant or Beneficiary, as the case may be, for such payments. In each case where Accounts shall have been distributed to a former Participant or a Beneficiary or to the person or any one of a group of persons entitled jointly to the receipt thereof and which purports to cover in full the benefit hereunder, such former Participant or Beneficiary, or such person or persons, as the case may be, shall have no further right or interest in the other assets of the Employer. Neither the Employer nor any of its officers nor any member of its Board of Directors shall be under any liability or responsibility for failure to effect any of the objectives or purposes of the Plan by reason of the insolvency of the Employer.

11.3. DELEGATION. The Employer and its officers and the members of its Board of Directors shall not be liable for an act or omission of another person with regard to a responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.


_________________, 1991                    FIRST BANK SYSTEM, INC.



                                           By
                                             -----------------------------------

                                              Its
                                                 -------------------------------



                                   APPENDIX A

                          CHANGE IN CONTROL DEFINITIONS


                                    SECTION 1

1.1. ACQUIRING PERSON -- any Person who or which, together with all Affiliates
(CIC) and Associates of such person, is the Beneficial Owner, directly or indirectly, of securities of FBS representing 20% or more of the combined voting power of FBS's then outstanding securities, but shall not include any Company Entity.

1.2. AFFILIATE (CIC) -- shall have the meaning ascribed to the term "Affiliate" in Rule 12b-2 promulgated under the Exchange Act.

1.3. ASSOCIATE -- shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

1.4. BENEFICIAL OWNER -- shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

1.5. BOARD OF DIRECTORS -- the board of directors of FBS.

1.6. COMPANY ENTITY -- FBS, any subsidiary of FBS or any employee benefit plan of FBS or of any subsidiary of FBS or any entity holding shares of the voting capital stock of FBS organized, appointed or established for, or pursuant to the terms of, any such plan.

1.7. CONTINUING DIRECTOR -- any person who is a member of the Board of Directors, while such person is a member of the Board of Directors, who is not an Acquiring Person or an Affiliate (CIC) or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate (CIC) or Associate, and who (x) was a member of the Board of Directors as of July 17, 1996 or (y) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors has been approved in advance by the Continuing Directors; provided that any director designated by or on behalf of a Person who has entered into an agreement with FBS (or who is contemplating entering into such an agreement) to effect a consolidation or merger of FBS or a Company Entity, or other reorganization, with or into one or more entities which are not Company Entities, and any director that serves in connection with the act of the Board of Directors of increasing the number of directors and filling vacancies in connection with, or in contemplation of, any such transaction, shall not be deemed to have received such advance approval for initial nomination or election, and any such director shall not be deemed to be a Continuing Director; provided, further, that any such director shall subsequently become a Continuing Director at such time as a new term of office as a director is approved by FBS's shareholders at an annual meeting of shareholders occurring subsequent to the completion of any such transaction (and excluding any annual meeting at which the shareholders approve any such transaction); and, provided, further, that in the case of a Permitted Transaction, any such director shall not become a Continuing Director until the later of (i) the end of the three-year period following consummation of such Permitted Transaction or (ii) such time as a new term of office as a director is approved by FBS's shareholders at an annual meeting of shareholders occurring subsequent to the completion of such Permitted Transaction.

1.8. EXCHANGE ACT -- the Securities Exchange Act of 1934, as amended.

1.9. FULL CHANGE IN CONTROL -- shall mean:

           (a) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by FBS or any Person that a Person (other than a Company Entity) has become the Beneficial Owner, directly or indirectly, of securities of FBS (x) representing 20% or more, but not more than 50%, of the combined voting power of FBS's then outstanding securities unless the transaction resulting in such ownership has been approved in advance by the Continuing Directors or (y) representing more than 50% of the combined voting power of FBS's then outstanding securities (regardless of any approval by the Continuing Directors); or

           (b) the Continuing Directors cease to constitute a majority of the Board of Directors of FBS or the Resulting Corporation, except in accordance with the terms of a Permitted Transaction and except as a result of the death, retirement or disability of one or more Continuing Directors (unless any such death, retirement or disability occurs following a Permitted Transaction and any vacancies created thereby are not filled in accordance with the terms of the written agreement governing such Permitted Transaction); or

           (c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the consolidated assets of FBS and its subsidiaries or the adoption of any plan of liquidation or dissolution of FBS.

1.10. PARTIAL CHANGE IN CONTROL -- shall mean:

           (a) a consolidation or merger of FBS or a Company Entity, or other reorganization, with or into one or more entities which are not Company Entities, as a result of which less than 60% of the outstanding voting securities of the Resulting Corporation are, or are to be, owned by former shareholders of FBS as determined immediately prior to consummation of such transaction (excluding voting securities of the Resulting Corporation owned, or to be owned, by such shareholders by reason of their ownership prior to such transaction of securities of any entity other than FBS) and as a result of which the Continuing Directors constitute (i) more than 50% of the Board of Directors of the Resulting Corporation or (ii) exactly 50% of the Board of Directors of the Resulting Corporation if the transaction resulting in such event is a Permitted Transaction; or

           (b) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by FBS or any Person that a Person (other than a Company Entity) has become the Beneficial Owner, directly or indirectly, of securities of FBS representing 20% or more, but not more than 50%, of the combined voting power of FBS's then outstanding securities if the transaction resulting in such ownership has been approved in advance by the Continuing Directors.

1.11. PERMITTED TRANSACTION -- a transaction in which, pursuant to a written agreement between FBS and all Persons who have entered into an agreement with FBS to effect a transaction described in paragraph (a)of the definition of Partial Change in Control, it is agreed that (w) the Chief Executive Officer of FBS immediately prior to the consummation of such transaction shall be the Chief Executive Officer of the Resulting Corporation for not less than three years following consummation of such transaction, (x) upon termination of service of any Continuing Director for any reason, including upon death, disability or retirement, prior to the expiration of such director's term during such three-year period, the vacancy thereby created shall be filled by a nominee selected solely by the Continuing Directors, (y) upon expiration of the term of any such director during such three-year period, the nominee to succeed such director shall be selected solely by the Continuing Directors and (z) the parties will take other appropriate steps to ensure that the Board of Directors of the Resulting Corporation will be evenly divided between Continuing Directors and all directors designated by other parties to the transaction during such three-year period.

1.12. PERSON-- shall have the meaning ascribed to such term as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

1.13. QUALIFYING TERMINATION -- a termination of employment of a Participant prior to a Full Change in Control or prior to or following a Partial Change in Control that results in such Participant becoming entitled to receive change in control related severance payments pursuant to the terms of the change in control provisions of an employment contract, an individual change in control severance agreement, the First Bank System, Inc. Senior Management Change in Control Severance Pay Plan (including any successor plan thereto), the First Bank System, Inc. Middle Management Change in Control Severance Pay Program (including any successor program thereto) or the First Bank System, Inc. Broad-Based Change in Control Severance Pay Program (including any successor program thereto).

1.14. RESULTING CORPORATION -- the surviving corporation in any consolidation, merger or other reorganization to which FBS is a party; provided, however, that if the surviving corporation in any such transaction is a subsidiary of another corporation, then the Resulting Corporation is the ultimate parent corporation of such surviving corporation; and provided, further, that in the event of a consolidation, merger or other reorganization to which a Company Entity (other than FBS) is a party, then FBS shall be deemed the Resulting Corporation.